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CONSENT OF INDEPENDENT ACCOUNTANTS                              EXHIBIT 23.1



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A No.2 into the Company's previously filed Post-Effective Amendment No. 3 to the S-8 Registration Statement File No. 33-43841 and the S-8 Registration Statement File No. 33-27213.





ARTHUR ANDERSEN LLP


St. Louis, Missouri
January 8, 1996